SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 _____________________________ FORM T-1 STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE _____________________________ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2) REGIONS BANK (Exact name of trustee as specified in its charter) Alabama 63-0371391 (Jurisdiction of incorporation or (I.R.S. Employer organization if not a U.S. national Identification No.) bank) 1900 Fifth Avenue North Birmingham, AL 35203 (Address of principal executive offices) (Zip code) Regions Bank Avenue, Suite 1100 , Texas 7 ( ) 2 - (Name, address and telephone number of agent for service) _____________________________ Globe Life Inc. (Exact name of obligor as specified in its charter) Delaware 63-0780404 (State or other jurisdiction of (I.R.S. Employer incorporation or organization) Identification No.) 3700 South Stonebridge Drive, McKinney, Texas 75070 (Address of principal executive offices) (Zip code) _____________________________ Subordinated Debt Securities (Titles of the indenture securities)

Item 1. General Information. Furnish the following information as to the trustee: (a) Name and address of each examining or supervising authority to which it is subject. State of Alabama State Banking Department PO Box 4600 Montgomery, AL 36103-4600 Federal Deposit Insurance Corporation Washington, D.C. Federal Reserve Bank of Atlanta Atlanta, Georgia 30309 (b) Whether it is authorized to exercise corporate trust powers. Yes. Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation. None with respect to the trustee. Items 3-15. No responses are included for Items 3 through 15. Responses to those Items are not required because, as provided in General Instruction B the obligor is not in default on any securities issued under indentures under which Regions Bank is a trustee. Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility. Exhibit 1. A copy of the Articles of Incorporation of the trustee now in effect. Exhibit 2. The authority of Regions Bank to commence business was granted under the Articles of Incorporation for Regions Bank, incorporated herein by reference to Exhibit 1 of Form T-1. Exhibit 3. The authorization to exercise corporate trust powers was granted under the Articles of Incorporation for Regions Bank, incorporated herein by reference to Exhibit 1 of Form T-1. Exhibit 4. A copy of the bylaws of the trustee as now in effect. Exhibit 5. Not applicable. Exhibit 6. The consent of the trustee required by Section 321(b) of the Act. Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. Exhibit 8. Not applicable. Exhibit 9. Not applicable.

SIGNATURE Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Regions Bank, a state chartered bank under the laws of Alabama, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of and State of Texas on June , 202 . REGIONS BANK /s/ Vice President

�     !"#$%&%')*)+,-*.*/*0*123456789:;;<=2>?@A?BCADEF>BCB?EFGHCICJC2KCLMNO@PQBERDEFBK?SA?CBCNRTAMN@MUCH>?CHEFQCMR>BCB?2REK?A?ID@?ABMFDBKCB VWXY!Z["V[\[]X!_̂̀a_̀a_bcdeaf̂eghe_fie_jkbf̂eif_fel_ff̂emnYo"Y[Y !"[YXpq�  rstuvwuxsxsxsxsstvwsssssvxys z{z||}z~{€‚ƒ}z€„~}…~„‚€†‡‚{‚…}ˆ†‡}|z‰}{‡}~}†z†z…‡}„ˆ…€†z‚€z†~Š}ˆz……Š~z†}ˆz€„ƒ‚†}~zƒ…|‹†‡}Œ~†‚…ƒ}{Œ}€„}€†‚ƒ}„€Ž}‡zƒ}‰‚€{z€‘ˆz{~}…}‚’}„z€„‚ƒ}„‚€†‡}“‚…}†‡}”}…~}†z~‹”†z†}€stus•uxsxs–

�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̂) _U.3Ù )K7D<9>7#:89&WF]7878]9F8 ::C$FF#C##]&7E8H<8F8<879=$ab]9&77#:89D\8$7"9<:<97897=<><#: <D87D<&8F89<:<F89<8C$F8W$&97#<9"

�                               !         "  #$%&'()*+ ,(&'%$(-.$$&')/+ 0        " 1 23  41523     "        "        6             "  "" 13      7681376          " 193               1:3"1;3 768 13  193         "        "  1:3     "   "    4   "                   #$%&'()<+ =)-(>?@AB%&'()CD#&(%EF(AG$>H+9                      "   "      !    "  " "        "" :  :       I "       41523 " :         "" : 9  "  " :    "        "" : 9   ""      "     "" :       : "    1 23    "" :

�                                   !"#$!!!%&!$" '(()*+,-./% 0123)45.6 )42%78        98   :;   ;   98  ;    <=>   ? <@=>78        8       8           A BB;C   9?D   :        ;     ; ;  8     A()*+,-.E% "F5,4-G+F)H-5465.6#)56!.6)I).6).+&,4)*+-4%798  J        K  98  7K  98         98  L     9?D 98  7 K  98   9 M ;;  K  98     9B   K  98  ;      ; DB 8  ;    8   9   98   ;:   K  98      98  B 98         ; 98           ()*+,-.N% )O,P.5+,-.O%A8     A    ;         K  98  ;K Q:  R ;�  C          7          ()*+,-.S% T5*5.*,)O%B  8     ;     ;  U 98     ;   8    ;  ;J  ;          ;   :

�     ! "# $%&%&''($!& ""&&)#(*+,-./ &'(#(&(*)(0&10)#")&)#(+(##&(*'*(()((/( (0&)#()#&*'*(2 3 45 678&!'(((#(&10(&)! #!'#&#&1#($9*( !&%(*"##!**)!))%$&:;*&10*'('&(1<=%(2 > ? @7A') (&1#( !&)#%&'('&*)(# (((&)!# #   !&1#(B*"##$&%"$&('&') ((&)!&)#")( *)%&&)! 10:#$CD< < EFGEHI&:#)!  ,JD$( ##+&%& #&$('**) &('!('#&$&#(&K10:#L/2C*) (&1#( !)#!&:&&1#($=#;#*#$:&M9'"N�(#$C&O'(%  !(&1#($)(%+P/#(Q&#(&)!&)#('&*)*)(( !# #!&1#($((&)!(#&('& 2R)((&%((#!&:;*&(1<=%($  !(&1#($ #(#!&1#($ ** &1#($ $! ()*&$"#( ) '(O'* ! (%&&)*((**& &&&$#('&** (&)('*(*(& 2S(*) &1#(#!"*()$# !"!R#C( )$*(**#! ) '$#(&)!# #&"!"&#('&(( #!&10+%&&$( )#$(&)!&#%&('&(#*(#&R#C( )$*(**#$##&**)!)('&Q(##(((**(&#(&10/2 T UV6VWX  YV6 Z[6\  ]&((&)('O'' &(!'(((2; &1#(&(&)!)((&O'' *($ ]&(*( #]'&    ')O'' (!#$#'&&#!"&&!' & %&&(&)!(#]'#28&" ]&(*( %&&O'' (*((&)!&&1#(')((&:;*&(1<=%((&)O'"' !2 ̂ _̀ 7 R)((&%((#!&:;*&(1<=%($&1#((&)&"&'&9& *((2S&&#(&)!

�                         !"#$%&'( )!"#$%*#"+$,"- "#%.(/   01       1             11         1                /                    1   2           1 / 3    1 1    1   1         1  /                   1 1        !"#$%&&( 4$55#" 6(/7                 2         1     1   01   /    8        9:   8        1       ;  18 0     8 1 1< 1   0   1         11         0    11   0     1           1   01 !"#$%&=( >?#.#@#?#"A(B   11           1          1      0    1   0     30    !"#$%&C( D#E !"$E6FE$" !" G(<   /1   H :HI/2 J/H/1K LMN     KOH :PN    Q   J/9I/9RSJ       1                         1    T  1      1            11    3   8  T       1   11            1

�     !" ! # $%&'()*%+,-)%./0%&12'3*&45&'(6�()&7,*6,(8(4&'9()&7,*)(7&('*():((&,&,*%&)',*2**)(4&'&,,&'('9'&*;<=>%8;/7)&,*7?,&(12'3*&4@&'�()&7,*)=12'3*&4@&'�()&7,*)=12'3*&4A,&,B&('*()=?,&(@&'�()&7,*)=A,&,B&('*()=@&'�()&7,*)=B&('*()=,7C))&)*,*@&'�()&7,*)6?'(*(;6,(8(C))&)*,*?'(*(&)60%&D&,,'&.5&'(60,*(.(6,C37&*(6,7)3'%*%(&'())8;/78799(9(&*EC.)3'%&'())%./99&,*7,,3.;/;*%+(7B&('*()*)(4(*(8,: <;(,73,*&.*%&(()9'*&4)3''))()(99&,*7,7F3.&&7(3,*&.)3'%&'(G)(.&(7*%=()&,*&,=(*&(8,*((84.=2'9**%**%+(7B&('*()8;7.**%3*%(&*;*99&,*&'()%.7&,*%9)&*&,?,&(12'3*&4@&'�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�()&7,*EP Q R$%�()&7,*)%.%4=,78;2('&)=*%3*%(&*;*'*(*%+,-&,.(7&,(;8*(),79((8*%()3'%73*&))7&('*7/;*%+;ST>)=*%+(7B&('*()(*%0%&12'3*&45&'(EC8,*%&'()*%+,-=*%�()&7,*&))3/(7&,**,.;*%0%&12'3*&45&'(,7&)),&(**%*%(&'()*%+,-E$%3*%(&*;*%�()&7,*)%.&,'.373*%(&*;4(*%7*&.79(*&,)*%+,-,74(&*)9(),,.>&*%3.9>(,73*%(&*;73(&,&,*(4.)/*>,)))&,)*%+(7B&('*()*7,79((8&,*%,8*%+,-.'*),777),'))(;(9(9(=&,%&)(%(9&,&,=*/7,,79((87,7*2'3*(,7&,*%,8*%+,-.&,)*(38,*)=(8,*),777)*%*8;/3*%(&O7*/2'3*7,/%.*%+,-(8;/(F3&(7/;.>EU Q R $%4&'9()&7,*)(7&('*()=>%8;/7)&,*7)?,&(12'3*&4@&'�()&7,*)=12'3*&4@&'�()&7,*)=12'3*&4A,&,B&('*()=?,&(@&'�()&7,*)=A,&,B&('*()=@&'�()&7,*)=B&('*()=,7C))&)*,*@&'�()&7,*)=)%.=)3/I'***%',*(.*%0%&12'3*&45&'((*%�()&7,*=%4,78;2('&)*%3*%(&*;4)*7&,*%8&,.9(9(8*()=&,'.37&,3*%(&*;4(*%7*&.79(*&,)*%+,-,74(&*)9(),,.E

�       !!"#$"%&%'%%('!&'#)!(*%%+',"(,-''%!"(!---" !!"#$"%!(',"-%(,-''+.%+-+--+/''!(-+%%/.-0%(1%"-%'&-23",-)$"%%-�%'(!-4 5  678999  6:"%-%.'#;*+!,-'#+-!'-'-";#(%'!(-0%(1%"-%',!#''-%<'(%"-(/.-%-'/('4:"%-%.&%!'%%/'!"&!.='''-!-:"%-%.&'#-!(--)!!('%)!#!-"'-0!;4:"%-%.'#*%%+#-(,-'!"(!---":"%-%.!('#(!(*%%+',"-%(,-''+.%+-+--+/''!(/.-0%(1%"-%'&-%-0%(1%"-%'&-23",-)$"%%-�%'(!-4 >  !-%#%'#&,!(%-(%"-!-23",-)$"%&-�%'(!-&- !!"#$"%%-%+%'!%"%&)!%#',*%)'!!(,-%-.)%#%*%-'%?,%(-0!;/.#<%/.!.*,/#"/(.%"%%%,#-%.,-%-.*%-!!--"!(-!-0!;!(-'''-'!(#/#-'4!-%#%'#)!%#',*%)'!-/;'!("",!-'-0!;!(-'+-('!('.'-+'%"%(!!(;*!"",!-'-'/,'!''-%!'"-!'!(-'''-'!(#/#-'4!-%#%'#/%'*!'/#%*%*%!'--+!-''<!-!!"#"!(-!-0!;!('#,%!'',"%*%-'!(!!"#%"%(''+./%?,%(+%%/.-0%(1%"-%'%/.-23",-)$"%&-�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�,%',!---0.MN<'O!' !!"#%*%-!&-23",-)$"%'#'-/#'!(!+P!(+.%!+%+-+--+Q!3",-)+!+!-"++--()#*&

�           !"#$%&&' ()#! *#%+,-*. $)/ -0",1-%-. 2%"'345   678 99�945: ;9455<=   8>  =;  6 = 66?8 =   =6   896 =6 6 6=66  66  66 6 6;9   =  67 !"#$%&@' (", *()#! *A#%B*#C-" / -0",1-%-. 2%"DE%A"#"F"#$%-0 *C#! A-%G/ -0",1-%-. 2%"1#GG0 ())#! '345   9�945: ;9455<H  6  9�945: ;9455< = I8 =   =6   896 =6 6 6=66  66  66 6 6 !"#$%&J' K 2$C-0-%GK A#.%-"#$%$)())#! *A'L  76966 6M697? 9=96 6  L9 > == 666 69 > 6 6L666 69N==9 O;  96  9PKQE+RST'1E+SRRPUS(V !"#$%&' + *"#)#!-" A$)"$!W'  6�;6= 6   6 36 =9 3   = 6

�       !"!#$%!$$&' "!!(!) $*$!+$,-#$*.$!'�!$"'%/$!,-#$*0$�!$"!/!!%1&"'$# "!!(! "$!$#(!$$$2  !"!%"'! )&$"*$# !"!#$"" $*!)%$"$!")2%)($3"($#!%$!%1&$")$%1&"*$!) $% '!")$#!$$# "!!32!"1&'($$"*$"3" 3'"$!$"$"$2!% $"$$/$4'# !"!"3%#!*$5#!$"$$*!)!'22!*"!!5"3%1!"6$!!'+$,-#$*.$!'�!$"!/$!,-#$*0$�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

�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�"&(!$& "&(!(&!$.""&"!!L&�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

�           ! "#$%&'%() *+ ,  , -     *+ .  . ,    ,     ,     , . , . .-  *+  -  *+  *+/0       ,  ,    1     ,.   #   ,   .,        - ,.         .,   +   #2         *+ ,,. -      #2        *+  ,+ ,+, ,  -       3   ,!4567$8#9   39, 1 ,   ,,     ..+  , !45� 7$839,    ,. ,    *+39.    ! "#7!  #:  *+,.  0  ,.  . . ,.,.,    ;       ! "#$7  3.!4567$8#$9  . # *+,  ,  . -  .    .-     . * #     .  ,.   391 , ,    ,   ,,..+39,  ,    *+#   ,.         ,      *+# .   *+/ ,      +     ,   0 ,   ! "#$7  #<=>?@ABCDE FG=>H?@ABAIJBK?LHM=B?KNBOPA>HM=B?KE  Q RS � SQ ;� Q ;� ;� ;� S    Q T- T- -  U    ,   .  *+ .  ,      ,+ + , .,  39  .   . , ,      +   ,    ,.   ,    ,,       .*+ .   .*+         , ,  , .+    *+   S .,  ,      ,          , ,,  .  . .  ,

�                                         !      "   ! !!         !       #  !!!   $  !  !  ! !   %     !     ! !  ! !    !   !& ! !  ! "            #       !         '      ' ! (  )  *  � !  +  ! ! !    +   !      ,-./012345 61/027892:;<,-.=>0/0-<5?    ' ! (  )  * ! � !)  @� )  A' ! ( !  #B(      '           $%     $%           !         !  !           !   !              !   !     !  ,-./0123C5 812D<1EFE0.-><92DGHIJ1K--<5   '  !    (!     L       ,-./0123M5 ,9/0<E9./0121EN192<5*   !               !             !                                                           ! (  )  * ! � @� '              "  !              !

�      !"!##!$!$%! ! &$!$ '$()'*+, -*.-$##/#.* !-!"" -0!* 1!$/#!$ !$*2/!/-!$ '# 1!)$#(/#-*-()//$*'*+, ) $##.*-3  45657 89:;<=>? @9AB9>:C6C7DEFG!H!/I&/.!"! J22- '$(K1!$$#!/*.-./#.2 -!"$L$M-$*NO)$ !$#!$$*#! $$ /!!$"!!$!$'*+, )%! ! &$!$%# H/.-3G$$!$$!$ !"!!$ !H!/I&)'*+, "!##!$H!/ '*+, $#"!!$ %! ! &$!$/-!$!$ #2!$2-$*)$#2$-!$!$ 2-$*)"!!$ !H!/I&/.!"39:;<=>P 99;<>BF12!$$*-$*)-!$ '# 1!)$*--! )-*./#.*$*--. '# 1!)�!#$)Q$!2!"I!�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

�      !" #$%&%%'%(## )*%* #*+!,-*#!.!.!/  (! 0!*%'01 2 3 4 5678 9# )*%* #*+!,-*#!.*0.: !#%." 0#% #$' *."% #*&#!'*.0%*0# !#%*#!' "# )*%* ;%< #*+!,-(#'%&% # *0# !#%1 = 6 > ?@4 5 A-%#)% %%"'!'."#�*'% #B%';*# *%  %#*# 0%%*# *%' !"* #$%&(!%%0%'0# * #$%&0%'*0#0'% #**".)!.!/ **(##."*0C0*   )! #$' *%'*0.:% %(#%")%%!')*')* #D'! *-%*0%E %'0%#%"1

EXHIBIT 6 CONSENT In accordance with Section 321 (b) of the Trust Indenture Act of 1939, Regions Bank hereby consents that reports of examination of Regions Bank by Federal, State, Territorial or District regulatory authorities may be furnished by such regulatory authorities to Securities and Exchange Commission upon request therefor. Dated: 202 REGIONS BANK /s/ Vice President

EXHIBIT 7 Consolidated Report of Condition for Insured Banks and Savings Associations REGIONS BANK As of the close of business on : ASSETS Thousands of Dollars Cash and balances due from depository institutions: Securities: Federal funds sold and securities purchased under agreement to resell: 0 Loans and leases held for sale: Loans and leases net of unearned income and allowance: Trading Assets: Premises and fixed assets: 2, 3,000 Other real estate owned: Investments in unconsolidated subsidiaries and associated companies: Direct and indirect investments in real estate ventures: 0 Intangible assets: Other assets: Total Assets: LIABILITIES Thousands of Dollars Deposits Federal funds purchased and securities sold under agreements to repurchase 0 Trading liabilities: 0 Other borrowed money: Subordinated notes and debentures: Other Liabilities: Total Liabilities EQUITY CAPITAL Thousands of Dollars Common Stock 0 Surplus Retained Earnings Accumulated other comprehensive income Total Equity Capital Total Liabilities and Equity Capital